Exhibit 99.1

TAO GROUP HOSPITALITY COMBINES WITH HAKKASAN GROUP

Creates Global Leader in Premium Hospitality with Significant Potential for Growth

New York, N.Y., April 28, 2021 — Tao Group Hospitality and Hakkasan Group announced today that Tao Group Hospitality has acquired Hakkasan Group, creating a premium hospitality powerhouse that includes a global portfolio of brands and properties with significant potential for future growth.

The newly combined company operates 61 entertainment dining and nightlife venues in 22 markets across five continents and features a collection of widely recognized hospitality brands. These include Tao Group Hospitality’s Tao, Marquee, Lavo, Beauty & Essex, Avenue, Cathédrale and Koma brands, as well as Hakkasan Group’s Hakkasan, Yauatcha, Omnia, Ling Ling, Jewel and Casa Calavera brands, among many others.

The partnership brings together two seasoned hospitality groups with decades of industry experience. Hakkasan Group’s highly skilled executive team will continue to run day-to-day operations for the Hakkasan properties under the direction of Tao Group Hospitality, led by co-CEOs Noah Tepperberg and Jason Strauss.

Mr. Tepperberg said, “Hakkasan Group is a strong strategic fit with a venue portfolio that not only expands our U.S. presence, but gives us an important foothold in key global destinations. Over the last 20 years, Hakkasan Group has built some of the most successful brands in the hospitality industry. This partnership provides a tremendous platform to use our combined scale to create new opportunities that drive value.”

Mr. Strauss said, “Despite the challenges caused by the pandemic, we know there’s a real desire by people around the world to gather once again. As indoor dining and other hospitality experiences start to return to regular operations, we believe our newly combined company will be well-positioned to take advantage of this pent-up demand, setting the stage for long-term growth.”

Derek Silberstein, Executive Vice President of Hakkasan Group said, “We are thrilled to join Tao Group Hospitality, a company we’ve long admired for their leadership and innovation in entertainment, dining and hospitality. We look forward to utilizing our collective strengths to continue raising the bar for exceptional guest experiences.”

This transaction will drive a number of benefits – including the creation of a combined portfolio of world-renowned entertainment, dining and hospitality brands that can be leveraged globally. Through a combination of license, management and lease agreements, Tao Group Hospitality and Hakkasan Group have built a vast network of partners that provide the combined company with additional opportunities for expansion and brand development.

Both companies have also been executing a venue expansion strategy focused on markets where they can successfully deliver unforgettable live experiences. The addition of Hakkasan Group immediately increases Tao Group Hospitality’s footprint and provides local expertise to support further expansion. Hakkasan Group’s portfolio expands Tao Group Hospitality’s domestic reach in key markets such as Las Vegas, Southern California and Miami, while also significantly growing Tao Group Hospitality’s international presence with the addition of important global destinations. This includes London, where Hakkasan Group has five venues, highlighted by its Michelin star-rated flagship restaurants, Hakkasan Mayfair and the original Hakkasan Hanway Place. Hakkasan Group also operates four venues throughout the Middle East, providing an instant platform for growth in several fast-developing markets.

The new company will benefit from the significant experience both teams have forging deep talent, guest and corporate relationships. In addition, this transaction will provide various scale benefits, including in areas such as entertainment, marketing and cross-promotion; procurement and purchasing; and corporate sponsorships.

Tao Group Hospitality is part of Madison Square Garden Entertainment Corp. (MSG Entertainment) (NYSE: MSGE), a leader in live experiences. The newly combined company will continue to work with MSG Entertainment to create innovative experiences that can be integrated across MSG Entertainment’s portfolio of live offerings, including its collection of venues featuring New York’s Madison Square Garden. MSG Entertainment has also announced plans to build state-of-the-art venues, called MSG Sphere, in Las Vegas and London – where the newly combined hospitality company will have a significant presence. MSG Entertainment has already made significant progress on the construction of its Las Vegas venue, which it expects to complete in 2023, and continues to pursue its plans in London, pending necessary approvals.

For the transaction, Tao Group Hospitality issued equity from one of its subsidiaries to acquire Hakkasan Group from Hakkasan USA. With the completion of the deal, Tao Group Hospitality owns a majority of the newly combined company. MSG Entertainment owns a controlling interest in Tao Group Hospitality and, as a result, also owns a controlling, indirect interest the newly combined company.

About Tao Group Hospitality

Tao Group Hospitality delivers distinctive culinary and premium entertainment experiences through its widely recognized portfolio of restaurants, nightclubs, lounges and daylife venues. The company boasts operations in New York City, Las Vegas, Los Angeles, Chicago, Connecticut, Singapore and Sydney across 28 venues under 20 brands including: Avenue, Beauty & Essex, Cathédrale, Feroce, The Fleur Room, The Highlight Room, Koma, Lavo, Legasea, Little Sister, Magic Hour, Marquee, PHD, Suite Sixteen and TAO. Tao Group Hospitality is part of Madison Square Garden Entertainment Corp. (MSG Entertainment) (NYSE: MSGE), a leader in live experiences.

About Hakkasan Group

Hakkasan Group is a renowned worldwide hospitality company with establishments across North America, Europe, Middle East, Asia and Africa. Its namesake is taken from its Michelin star restaurant that set the best-in-class standard for the diverse brands in the group’s collection. Its ‘brand first’ philosophy creates restaurant, nightlife and daylife venues into a world-class hospitality portfolio, all with a focus on service, design, and innovation that together, craft remarkable experiences for its guests. Its restaurant properties include Hakkasan, with multiple locations worldwide, Ling Ling, Yauatcha, Sake no Hana, Casa Calavera, Herringbone and Searsucker. Concepts under the nightlife umbrella are Hakkasan, Omnia, and Jewel Nightclub; and daylife brands include Omnia, Wet Republic and Liquid. For more information, visit https://hakkasangroup.com/ or connect with us on Facebook Twitter and Instagram at @hakkasangroup.

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Contacts:

Mark Costiglio Senior Vice President, Communications Madison Square Garden Entertainment Corp. (212) 465-4402	Ari Danes, CFA Senior Vice President, Investor Relations & Treasury Madison Square Garden Entertainment Corp. (212) 465-6072

TAO GROUP HOSPITALITY HAKKASAN GROUP 61 VENUES IN 22 MARKETS ACROSS 5 CONTINENTS Our Locations TAO GROUP HOSPITALITY HAKKASAN GROUP TAO GROUP HOSPITALITY & HAKKASAN GROUP LOS ANGELES Beauty & Essex The Highlight Room TAO Los Angeles Herringbone Santa Monica SAN DIEGO Herringbone La Jolla Omnia San Diego Searsucker San Diego LOS CABOS Casa Calavera Los Cabos Omnia Dayclub Los Cabos SHOREbar Los Cabos HONOLULU Herringbone Waikiki LAS VEGAS Beauty & Essex Lavo Marquee TAO Restaurant TAO Beach TAO Nightclub Hakkasan Nightclub Hakkasan Restaurant JEWEL Nightclub Liquid Pool Lounge Omnia Las Vegas Searsucker Las Vegas Wet Republic Casa Calavera CHICAGO TAO Chicago NEW YORK Beauty & Essex Dream Downtown Dream Midtown Lavo Restaurant Lavo Nightclub Marquee Moxy Times Square Moxy Chelsea Moxy East Village Suite Sixteen TAO Downtown Restaurant TAO Downtown Nightclub TAO Uptown MIAMI Hakkasan Miami MARRAKECH Ling Ling Marrakech LONDON Hakkasan Hanway Place Hakkasan Mayfair Sake No Hana London Yauatcha City Yauatcha Soho OSLO Ling Ling Oslo CONNECTICUT TAO Asian Bistro RIYADH Yauatcha Saudi Arabia QATAR Hakkasan Doha ABU DHABI Hakkasan Abu Dhabi DUBAI Hakkasan Dubai MUMBAI Hakkasan Mumbai Yauatcha BENGALURU Yauatcha KOLKATA Yauatcha SHANGHAI Hakkasan Shanghai SINGAPORE Avenue Singapore Koma Singapore Lavo Singapore Marquee Singapore SYDNEY Marquee Sydney Our Brands TAO GROUP HOSPITALITY HAKKASAN GROUP